SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                  FORM 8-K/A


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 16, 1997




                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  333-15411             59-3239115
    (State or other juris-   (Commission File Number)    (IRS Employer
   diction of incorporation)                          Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574








The Form 8-K of CNL American Properties Fund, Inc. (the "Company") dated April 16, 1997, is being amended in order to update the financial information to include the Pro Forma Consolidated Balance Sheet as of March 31, 1997 and the Pro Forma Consolidated Statement of Earnings for the quarter ended March 31, 1997. The changes affect the Pro Forma Financial Information in Item 7; therefore, Item 7 is amended to read as follows.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS


                                                                       Page

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of March 31, 1997           4

   Pro Forma Consolidated Statement of Earnings for the
     quarter ended March 31, 1997                                      5

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1996                                      6

   Notes to Pro Forma Consolidated Financial Statements
     for the quarter ended March 31, 1997 and the year
     ended December 31, 1996                                           7

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $177,015,590 in gross offering proceeds from the sale of 17,701,559 shares of common stock and the application of such proceeds to purchase 123 properties (including 68 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 11 properties which consist of building only and 43 properties consisting of land only), 17 of which were under construction at March 31, 1997, to provide mortgage financing to the lessees of the 43 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses,
(ii) the receipt of $17,669,235 in gross offering proceeds from the sale of 1,766,924 additional shares of common stock during the period April 1, 1997 through May 7, 1997, and (iii) the application of such funds and $19,201,056 of cash and cash equivalents at March 31, 1997, to purchase 25 additional properties acquired during the period April 1, 1997 through May 7, 1997 (22 of which are under construction and consist of land and building, one property which consists of land and building, one property which consists of land only and one property which consists of building only), to pay additional costs for the 17 properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1997, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1997.

      The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for six of the properties that were acquired by the Company during the period January 1, 1996 through May 7, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through May 7, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1997

                                                            Pro Forma
            ASSETS                         Historical      Adjustments       Pro Forma
                                          ------------   ----------------   ------------

Land and buildings on operating
  leases, less accumulated
  depreciation                            $ 82,040,349   $ 25,614,903 (a)   $107,655,252
Net investment in direct
  financing leases (b)                      19,816,023      6,202,556 (a)     26,018,579
Cash and cash equivalents                   44,132,920    (19,201,056)(a)     24,931,864
Restricted cash                                231,787                           231,787
Receivables                                    334,698                           334,698
Mortgage notes receivable                   17,803,151                        17,803,151
Organization costs, less
  accumulated amortization                      12,682                            12,682
Loan costs, less accumulated
  amortization                                  25,599                            25,599
Accrued rental income                          606,879                           606,879
Other assets                                 2,718,273       (822,569)(a)      1,895,704
                                          ------------   ------------       ------------

                                          $167,722,361   $ 11,793,834       $179,516,195
                                          ============   ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                            $  5,469,649                      $  5,469,649
  Accrued interest payable                      13,936                            13,936
  Accrued construction costs payable         4,409,764   $ (4,409,764)(a)             -
  Accounts payable and other accrued
    expenses                                    83,986                            83,986
  Due to related parties                       733,581                           733,581
  Rents paid in advance                        227,391                           227,391
  Deferred rental income                       592,125         26,353 (a)        618,478
  Other payables                                13,495                            13,495
                                          ------------   ------------       ------------
      Total liabilities                     11,543,927     (4,383,411)         7,160,516
                                          ------------   ------------       ------------

Minority interest                              287,647                           287,647
                                          ------------   ------------       ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                                -                                 -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    23,000,000 shares                               -                                 -
  Common stock, $.01 par value per
    share.  Authorized 20,000,000
    shares; issued and outstanding
    17,721,559 shares; issued and
    outstanding, as adjusted,
    19,488,483 shares                          177,215         17,669 (a)        194,884
  Capital in excess of par value           157,115,036     16,159,576 (a)    173,274,612
  Accumulated distributions in
    excess of net earnings                  (1,401,464)                       (1,401,464)
                                          ------------   ------------       ------------
                                           155,890,787     16,177,245        172,068,032
                                          ------------   ------------       ------------

                                          $167,722,361   $ 11,793,834       $179,516,195
                                          ============   ============       ============


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         QUARTER ENDED MARCH 31, 1997


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $1,643,074   $    8,188 (1)  $1,651,262
  Earned income from
    direct financing leases (2)          446,711                      446,711
  Interest income from
    mortgage notes receivable            375,357                      375,357
  Other interest and income              474,416       (8,185)(3)     466,231
                                      ----------   ----------      ----------
                                       2,939,558            3       2,939,561
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       255,456                      255,456
  Professional services                   38,463                       38,463
  Asset and mortgage management
    fees to related party                110,516        2,126 (4)     112,642
  State and other taxes                   35,350                       35,350
  Depreciation and amortization          240,038        2,142 (6)     242,180
                                      ----------   ----------      ----------
                                         679,823        4,268         684,091
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           2,259,735       (4,265)      2,255,470

Minority Interest in Income of
  Consolidated Joint Venture              (7,893)                      (7,893)
                                      ----------   ----------      ----------

Net Earnings                          $2,251,842   $   (4,265)     $2,247,577
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $     0.14                   $     0.14
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                     15,630,532                   15,630,532
                                      ==========                   ==========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $3,717,886   $   62,167 (1)  $3,780,053
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (33,667)(3)     746,370
                                      ----------   ----------      ----------
                                       6,206,684       62,782       6,269,466
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        7,945 (4)     259,145
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,852 (6)     528,723
                                      ----------   ----------      ----------
                                       1,430,795       16,015       1,446,810
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       46,767       4,822,656

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------   ----------      ----------

Net Earnings                          $4,745,962   $   46,767      $4,792,729
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $     0.59                   $     0.59
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========                   ==========



                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $17,669,235 from the issuance of 1,766,924 shares of common stock during the period April 1, 1997 through May 7, 1997, the receipt of $26,353 of rental income during construction (capitalized as deferred rental income), and $19,201,056 of cash and cash equivalents used (i) to acquire 25 properties for $27,467,979 of which one property consists of building only, one property consists of land only and 23 properties consist of land and building, (ii) to fund estimated construction costs of $7,141,559 ($4,409,764 of which was accrued as construction costs payable at March 31, 1997) relating to 17 wholly-owned properties under construction at March 31, 1997, (iii) to pay acquisition fees of $795,116 and reclassify from other assets $822,569 of acquisition fees previously incurred relating to the acquired properties and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $1,491,990, which have been netted against capital in excess of par value.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                           Estimated
                                                        purchase price
                                                       (including con-
                                                        struction and        Acquisition
                                                        closing costs)           fees
                                                        and additional        allocated
                                                      construction costs     to property       Total
                                                      ------------------     -----------    -----------
      Jack in the Box in Oxnard, CA                      $ 1,244,340          $   66,661    $ 1,311,001
      Bennigan's in Arvada, CO                             1,907,025             102,162      2,009,187
      Boston Market in Cedar Park, TX                        820,389              43,949        864,338
      Boston Market in Collinsville, IL                      786,924              42,157        829,081
      Boston Market in Taylorsville, UT                    1,296,749              69,469      1,366,218
      Burger King in Ooltewah, TN                          1,200,786              64,328      1,265,114
      Boston Market in Arvada, CO                          1,140,718              61,110      1,201,828
      Boston Market in Liberty, MO                           755,854              40,492        796,346
      Einstein Bros. Bagels in Dearborn, MI                  659,867              35,350        695,217
      Jack in the Box in Enumclaw, WA                        842,431              45,130        887,561
      Shoney's in Guadalupe, AZ                            1,445,517              77,438      1,522,955
      Black-eyed Pea in Scottsdale, AZ                       768,363              41,162        809,525
      Pizza Hut in Dover, OH                                 224,378              12,020        236,398
      Jack in the Box in Bacliff, TX                       1,048,420              56,165      1,104,585
      Boston Market in Indianapolis, IN                    1,648,988              88,339      1,737,327
      Boston Market in San Antonio, TX                       749,581              40,156        789,737
      Boston Market in Baltimore, MD                       1,366,123              73,185      1,439,308
      Boston Market in Gambrills, MD                       1,253,116              67,131      1,320,247
      Boston Market in Jessup, MD                          1,273,959              68,248      1,342,207
      Boston Market in Lansing, MI                         1,024,386              54,878      1,079,264
      Boston Market in Riverdale, MD                       1,031,598              55,264      1,086,862
      Boston Market in Vacaville, CA                       1,424,970              76,338      1,501,308
      Boston Market in Waldorf, MD                         1,345,516              72,081      1,417,597
      Einstein Bros. Bagels in Springfield, VA               626,546              33,565        660,111
      Golden Corral in Jacksonville, FL                    1,581,435              84,721      1,666,156
      17 wholly owned properties under
        construction at March 31, 1997                     2,731,795             146,186      2,877,981
                                                         -----------         -----------    -----------

                                                         $30,199,774         $ 1,617,685    $31,817,459
                                                         ===========         ===========    ===========

      Adjustment classified as follows:
          Land and buildings on operating leases                                            $25,614,903
          Net investment in direct financing leases                                           6,202,556
                                                                                            -----------

                                                                                            $31,817,459
                                                                                            ===========

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for six of the properties acquired during the period January 1, 1996 through May 7, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Mr. Fable's in Grand
              Rapids, MI                     March 1996      January 1996
            Denny's in McKinney, TX           June 1996       January 1996
            Boston Market in Merced, CA     October 1996       July 1996
            Boston Market in
              St. Joseph, MO                December 1996      June 1996
            Burger King in Kent, OH         February 1997    December 1996
            Golden Corral in
              Hopkinsville, KY              February 1997     October 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Statement of Earnings - Continued:

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1997 and the year ended December 31, 1996.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,126,000 and $4,762,000 for the Pro Forma Properties for the quarter ended March 31, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1997 and the year ended December 31, 1996.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  June 18, 1997               By:   /s/ Robert A. Bourne
                                          ---------------------------
                                          ROBERT A. BOURNE, President